UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2016
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On March 8, 2016, SUPERVALU INC. (the “Company”) entered into an Aircraft Time Sharing Agreement with Mark Gross, the Company’s President and Chief Executive Officer, with respect to Mr. Gross’s personal use of Company-provided aircraft.  The agreement was entered into in furtherance of the terms of the employment letter agreement between the Company and Mr. Gross filed as an exhibit to the Company’s Form 8-K filed on February 3, 2016. The Aircraft Time Sharing Agreement requires Mr. Gross to reimburse the Company for the incremental costs of his use of Company-provided aircraft for personal purposes.

Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
10.1	Aircraft Time Sharing Agreement, dated March 8, 2016, between SUPERVALU INC. and Mark Gross

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 9, 2016

SUPERVALU INC.

By: /s/ Karla C. Robertson

Karla C. Robertson
Executive Vice President, General Counsel and
Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Aircraft Time Sharing Agreement, dated March 8, 2016, between SUPERVALU INC. and Mark Gross